the Company considered all available information concerning legal proceedings in which the Company is a defendant, in order to estimate the amounts of obligations and probability that outflows of resources will be required. (Details) - USD ($)
$ in Millions
	Jun. 30, 2021	Dec. 31, 2020	Dec. 31, 2019
Provisions For legal Proceedings [Abstract]
Tax	$ 5,868	$ 5,154
Labor	885	831
Civil	1,161	1,095
Environmental	116	113
Others	77	88
Total	$ 8,107	$ 7,281	$ 8,236